                                                                 Exhibit 10(i).5

                                 PROMISSORY NOTE

---------      ----------  ----------  ----------  ---------  -------  -------  --------
Principal      Loan Date   Maturity    Loan No     Call/Coll  Account  Officer  Initials
$500,000.00    08-30-2007  08-28-2009  1089921655  410 / 4               703
---------      ----------  ----------  ----------  ---------  -------  -------  --------
References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

--------------------------------------------------------------------------------

Borrower:  MorAmerica Capital Corporation
           101 2nd Street SE Ste 800
           Cedar Rapids, IA  52401

Lender:    Cedar Rapids Bank and Trust Company
           500 1st Avenue NE Ste 100, P.O. Box 789
           Cedar Rapids, IA  52406-0789
================================================================================

Principal Amount:  $500,000.00   Initial Rate:  8.750%  Date of Note:  August 30, 2007

PROMISE TO PAY. MorAmerica Capital Corporation  ("Borrower")  promises to pay to
Cedar Rapids Bank and Trust Company ("Lender"), or order, in lawful money of the
United States of America, the principal amount of Five Hundred Thousand & 00/100
Dollars  ($500,000.00) or so much as may be outstanding,  together with interest on the unpaid outstanding  principal balance of each advance.  Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 28, 2009. In addition,  Borrower will pay  regular  monthly  payments of all accrued  unpaid  interest  due as of each payment  date,  beginning  September  30,  2007,  with all  subsequent  interest payments to be due on the last day of each month after  that.  Unless  otherwise agreed or required by  applicable  law,  payments  will be applied  first to any accrued unpaid interest;  then to principal;  and then to any late charges.  The annual  interest rate for this Note is computed on a 365/360 basis;  that is, by applying  the  ratio  of the  annual  interest  rate  over a year  of 360  days, multiplied by the outstanding principal balance, multiplied by the actual number of days the  principal  balance  is  outstanding.  Borrower  will pay  Lender at
Lender's  address  shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an  independent  index which is the Wall Street
Journal Prime as published in The Wall Street Journal (the  "Index").  The Index
is not  necessarily the lowest rate charged by Lender on its loans. If the Index becomes  unavailable  during  the term of this  loan,  Lender  may  designate  a substitute index after notifying Borrower. Lender will tell Borrower the current
Index rate upon Borrower's request. The interest rate change will not occur more often than each day.  Borrower  understands  that Lender may make loans based on other rates as well. The Index currently is 8.250% per annum.  The interest rate to be applied to the unpaid principal balance during this Note will be at a rate of 0.500 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations  described  below,  resulting in an initial rate of
8.750% per annum.  NOTICE: Under no circumstances will the interest rate on this
Note be less than  6.000%  per annum or more than the  maximum  rate  allowed by applicable law.  Notwithstanding  the above provisions,  the maximum increase or decrease in the interest rate at any one time on this loan will not exceed 1.000 percentage points.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early  payments will not,  unless agreed to by Lender in writing,  relieve Borrower of Borrower's obligation to continue to make payments of accrued  unpaid  interest.  Rather,  early payments will reduce the principal balance due.  Borrower agrees not to send Lender payments marked "paid in full",
"without  recourse",  or similar  language.  If  Borrower  sends such a payment,
Lender may accept it without losing any of Lender's  rights under this Note, and
Borrower  will remain  obligated to pay any further  amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full"
of the amount owed or that is tendered with other  conditions or  limitations or as full  satisfaction of a disputed amount must be mailed or delivered to: Cedar
Rapids Bank and Trust  Company,  500 1st Avenue NE Ste 100,  P.O.  Box 789 Cedar
Rapids, IA 52406-0789.

LATE  CHARGE.  If a payment  is 10 days or more late,  Borrower  will be charged
5.000% of the regularly scheduled payment.

INTEREST  AFTER  DEFAULT.  Upon  default,  including  failure  to pay upon final maturity,  the  interest  rate on this Note shall be increased by adding a 3.000 percentage point margin  ("Default Rate Margin").  The Default Rate Margin shall also apply to each

                                 PROMISSORY NOTE
Loan No.:  1089921655              (Continued)                            Page 2

================================================================================

succeeding  interest  rate  change  that  would have  applied  had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT.  Each of the following shall  constitute an event of default ("Event of
Default") under this Note:

         Payment  Default.  Borrower  fails to  make any payment  when due under this Note.

         Other  Defaults.  Borrower fails to comply with or to perform any other term,  obligation,  covenant or condition  contained in this Note or in any of the related  documents or to comply with or to perform any term, obligation,  covenant or  condition  contained  in any other  agreement between Lender and Borrower.

         Default in Favor of Third  Parties.  Borrower or any  Grantor  defaults under any loan,  extension of credit,  security agreement,  purchase or sales agreement, or any other agreement, in favor of any other creditor or person  that may  materially  affect any of  Borrower's  property or
         Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

         False  Statements.  Any warranty,  representation  or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the  related  documents  is  false  or  misleading  in any  material respect,  either now or at the time made or furnished or becomes  false or misleading at any time thereafter.

         Insolvency. The dissolution or termination of Borrower's existence as a going  business,  the  insolvency  of Borrower,  the  appointment  of a receiver for any part of Borrower's  property,  any  assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against
         Borrower.

         Creditor or Forfeiture  Proceedings.  Commencement  of  foreclosure  or forfeiture  proceedings,  whether by  judicial  proceeding,  self-help, repossession or any other method, by any creditor of Borrower or by any governmental  agency  against any  collateral  securing the loan.  This includes a garnishment of any of Borrower's accounts, including deposit accounts,  with Lender.  However, this Event of Default shall not apply if there is a good faith  dispute by  Borrower  as to the  validity  or reasonableness  of the  claim  which is the  basis of the  creditor  or forfeiture  proceeding  and if Borrower  gives Lender written notice of the creditor or forfeiture  proceeding  and deposits with Lender monies or a surety  bond for the  creditor  or  forfeiture  proceeding,  in an amount  determined  by  Lender,  in its  sole  discretion,  as being an adequate reserve or bond for the dispute.

         Events  Affecting  Guarantor.  Any of the preceding  events occurs with respect to any guarantor,  endorser,  surety, or accommodation party of any  of  the  indebtedness  or  any  guarantor,  endorser,  surety,  or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability  under,  any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required  to,  permit the  guarantor's  estate to assume  unconditionally the obligations arising under the guaranty in a manner  satisfactory  to Lender,  and,  in doing so,  cure any Event of
         Default.

         Change In  Ownership.  Any change in ownership of  twenty-five  percent
         (25%) or more of the common stock of Borrower.

         Adverse  Change.  A  material  adverse  change   occurs  in  Borrower's
         financial condition.

         Cure  Provisions.  If any  default,  other than a default in payment is curable and if Borrower  has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower,  after  receiving  written notice from Lender demanding  cure of such  default:  (1) cures the default  within thirty
         (30) days;  or (2) if the cure  requires  more than  thirty  (30) days, immediately  initiates  steps  which  Lender  deems  in  Lender's  sole discretion  to  be  sufficient  to  cure  the  default  and  thereafter continues and completes all reasonable and necessary  steps  sufficient to produce compliance as soon as reasonably practical.

LENDER'S  RIGHTS.  Upon default,  Lender may declare the entire unpaid principal balance under this Note and all accrued  unpaid  interest  immediately  due, and then Borrower will pay that amount.

ATTORNEYS' FEES;  EXPENSES.  Lender may hire or pay someone else to help collect this Note, if Borrower does not pay. Borrower will pay Lender that amount.  This includes,  subject to any  limits  under  applicable  law,  Lender's  attorney's reasonable fees

                                 PROMISSORY NOTE
Loan No.:  1089921655              (Continued)                            Page 3

================================================================================

and  Lender's  reasonable  legal  expenses,  whether  or not there is a lawsuit, including  without  limitation  all  attorneys'  fees  and  legal  expenses  for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction),  and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING  LAW.  This Note will be governed by federal law  applicable to Lender and, to the extent not  preempted  by federal law, the laws of the State of Iowa without regard to its conflicts of law  provisions.  This Note has been accepted by Lender in the State of Iowa.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Linn County, State of Iowa.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the debt against any and all such accounts.

COLLATERAL.  Borrower  acknowledges this Note is secured by Security  Agreement,
Commercial Pledge Agreement, and Master Business Loan Agreement dated 8/30/07.

LINE OF CREDIT.  This Note evidences a revolving line of credit.  Advances under this Note may be  requested  either  orally or in writing by  Borrower  or by an authorized person. All oral requests shall be confirmed in writing on the day of the request, on forms acceptable to Lender. All communications, instructions, or directions  by  telephone  or otherwise to Lender are to be directed to Lender's office  shown  above.  Borrower  agrees to be liable  for all sums  either:  (A)
advanced in accordance  with the  instructions  of an  authorized  person or (B)
credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by  endorsements on this Note or by Lender's internal records,  including daily computer print-outs.  Lender will have no  obligation  to advance  funds  under this Note if: (A)  Borrower or any guarantor  is in  default  under the terms of this  Note or any  agreement  that
Borrower or any  guarantor  has with Lender,  including  any  agreement  made in connection  with the signing of this Note; (B) Borrower or any guarantor  ceases doing  business or is insolvent;  (C) any guarantor  seeks,  claims or otherwise attempts to limit,  modify or revoke such guarantor's  guarantee of this Note or any other loan with Lender;  or (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

PURPOSE OF LOAN.  The purpose of this loan is for: Working Capital.

MANDATORY  PRINCIPAL  REDUCTION.  Borrower will be required to apply 80% of cash proceeds  realized from the sale or liquidation of any investments  owned by the
Borrower  to either of the  Promissory  Notes  dated  8/30/07 as directed by the
Borrower.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs,  personal  representatives,  successors and assigns,  and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE  INFORMATION WE REPORT TO CONSUMER  REPORTING  AGENCIES.
Please notify us if we report any inaccurate  information  about your account(s)
to a consumer  reporting  agency.  Your written  notice  describing the specific inaccuracy(ies) should be sent to us at the following address: Cedar Rapids Bank and Trust  Company 500 1st Avenue NE Ste.  100,  P.O. Box 789 Cedar  Rapids,  IA
52406-0789.

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without  losing them.  Borrower and any other person who signs,  guarantees or endorses  this Note,  to the extent  allowed by law, waive  presentment,  demand for payment,  and notice of dishonor.  Upon any change in the terms of this  Note,  and  unless  otherwise  expressly  stated in
writing,   no  party  who  signs  this  Note,   whether  as  maker,   guarantor,
accommodation  maker or endorser,  shall be released  from  liability.  All such parties agree that Lender may renew or extend  (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect  Lender's  security  interest in the collateral;  and take any other  action  deemed  necessary  by Lender  without  the consent of or

                                 PROMISSORY NOTE
Loan No.:  1089921655              (Continued)                            Page 4

================================================================================

notice to anyone.  All such  parties also agree that Lender may modify this loan without  the  consent of or notice to anyone  other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE,  BORROWER READ AND  UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE,  INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO
THE TERMS OF THE NOTE.

BORROWER  ACKNOWLEDGES  RECEIPT OF A COMPLETED COPY OF THIS  PROMISSORY NOTE AND
ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

MORAMERICA CAPITAL CORPORATION

By:  /s/ David R. Schroder
   ---------------------------------------------------------------
    David R. Schroder, President of MorAmerica Capital Corporation

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

By:  /s/ Dana L. Nichols
   ---------------------------------------------------------------
   Dana L. Nichols, Senior Vice President